USA TECHNOLOGIES, INC. INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA
COMMON STOCK		SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 90328S 50 0

This Certifies that

SPECIMEN

Is the owner of

Fully paid and nonassessable shares of the Common Stock, No Par Value, of

USA TECHNOLOGIES, INC.
(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registar.
WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

______________	______________
Secretary	Chief Executive Officer

COUNTEDSIGND AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRASFER AGENT AND REGISTRAR
BY:  ______________
AUTHORIZED SIGNATURE

USA Technologies, Inc.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL OR SUMMARY STATEMENT OF THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS, AND SPECIAL RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED SO FAR AS THEY HAVE BEEN FIXED AND DETERMINED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS, AND SPECIAL RIGHTS OF THE CLASSES AND SERIES OF SHARES OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT—		Custodian
TEN ENT	— as tenants by the entireties		(Cust)		(Minor)
JT TEN	— as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received __________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRES S. INCLUDING ZIP CODE. OF ASSIGNEE)

shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE " CERTIFICATE IN EVERY PARTICULAR. WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER